UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

EXCHANGE PLACE ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

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Fort Pitt Capital Total Return Fund
A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

December 9, 2024

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Fort Pitt Capital Total Return Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”). The Shareholder Meeting will be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on January 22, 2025, at 2 p.m., Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposal (the “Proposal”):

●	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC, (“Kovitz” or the “New Advisor”).

This Proxy Statement contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

The Board of Trustees of the Trust has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposal.

The enclosed Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposal or need assistance in completing your proxy card, please contact us, toll-free at 1-866-668-8775.

Thank you for your time in considering this important Proposal and for your continuing investment and support of the Fort Pitt Capital Total Return Fund.

Sincerely,

Ian Martin

President, Principal Executive Officer and Trustee

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Fort Pitt Total Capital Return Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”), that require a shareholder vote.

Q. Why am I receiving this proxy statement?

A. Fort Pitt Capital Group, LLC (“Fort Pitt”) previously served as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Prior Fort Pitt Advisory Agreement”) between the Trust, on behalf of the Fund, and Fort Pitt dated July 1, 2024.

On October 3, 2024, Focus Financial Partners Inc. (“Focus”), the parent company of Fort Pitt, announced an internal restructuring of Fort Pitt (the “Transaction”) that resulted in the transfer of Fort Pitt’s assets and liabilities on November 1, 2024 (the “Closing Date”) to another wholly-owned subsidiary of Focus, Kovitz Investment Group Partners, LLC (“Kovitz” or the “New Advisor “). As part of the Transaction, the Prior Fort Pitt Advisory Agreement terminated as of the Closing Date.

In connection with the Transaction, shareholders are being asked to approve a new advisory agreement between the New Advisor and the Trust, on behalf of the Fund (the “New Advisory Agreement”), on substantially the same terms as the Prior Fort Pitt Advisory Agreement, which will become effective upon its approval by the Fund’s shareholders. A copy of the form of New Advisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the New Advisory Agreement are described below.

At a meeting held on October 28, 2024 (the “October Meeting”), the Board of Trustees (the “Board”), including all of the trustees who are not “interested persons” of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), unanimously voted to approve, and to recommend that shareholders approve, the New Advisory Agreement.

Pending shareholder approval of the New Advisory Agreement, Kovitz currently acts as the investment advisor to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and the New Advisor pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which was also approved by the Board at the October Meeting, and took effect on the Closing Date. The Interim Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after the Closing Date, unless sooner terminated by the Board or the New Advisor.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement.

Q. Why is the New Advisory Agreement being voted on?

A. Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Because the Prior Fort Pitt Advisory Agreement was terminated in connection with the Transaction, the Fund’s shareholders must approve the New Advisory Agreement in order for the New Advisor to continue to serve as advisor to the Fund upon the termination of the Interim Advisory Agreement (which does not require shareholder approval). The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement.

Q. Did the Fund’s Advisor change in connection with the Transaction?

A. Yes. Fort Pitt, a wholly-owned subsidiary of Focus, underwent an internal restructuring that resulted in the transfer of Fort Pitt’s assets and liabilities to Kovitz, another wholly-owned subsidiary of Focus, and no longer serves the Fund’s investment advisor. As previously noted, the Prior Fort Pitt Advisory Agreement was terminated in connection with the Transaction. Under the Interim Advisory Agreement, Kovitz serves as the investment advisor. Kovitz is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The New Advisor ’s principal business address is 71 South Wacker Drive, Suite 1860, Chicago, IL 60606. As of November 1, 2024, the New Advisor managed and advised on more than $30 billion in assets.

Q. How will the Transaction and the New Advisory Agreement affect the Fund?

A. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Advisory Agreement. The New Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure as the Prior Fort Pitt Advisory Agreement, as discussed in more detail in the enclosed Proxy Statement. In addition, there was not any change in the personnel currently responsible for managing the Fund as a result of the Transaction nor are there expected changes upon the approval of the New Advisory Agreement.

Q. Will the investment strategy of the Fund change under the New Advisory Agreement?

A. No. Kovitz continues to manage the Fund with the same investment objective, investment strategies and policies. The Transaction did not result in any change in investment objective or principal investment strategy for the Fund.

Q. Will the portfolio manager of the Fund change under the New Advisory Agreement?

A. No. Dan Eye was the portfolio manager for the Fund under the Prior Fort Pitt Advisory Agreement and is also the portfolio manager under the Interim Advisory Agreement and the New Advisory Agreement. Mr. Eye has served as the Fund’s portfolio manager since December 2021.

Q. Will the investment advisory fee rates be the same upon approval of the New Advisory Agreement?

A. Yes. The investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as under the Prior Fort Pitt Advisory Agreement.

Q. What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?

A. Rule 15a-4 under the 1940 Act permits the Board to appoint an investment advisor on an interim basis without shareholders’ prior approval if the interim advisor agrees to provide services on substantially the same terms as the prior advisor under the prior advisory agreement. An advisor may act on such an interim basis for a period of up to 150 days.

At the October Meeting, the Board unanimously voted to approve the Interim Advisory Agreement with Kovitz. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Fort Pitt Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The Interim Advisory Agreement took effect on the Closing Date of the Transaction.

Under the Interim Advisory Agreement, Kovitz will serve as the investment advisor to the Fund. Dan Eye will continue to serve as portfolio manager of the Fund. The Interim Advisory Agreement was not required to be approved by the shareholders of the Fund and will continue in effect for 150 days following the effective date of the Interim Advisory Agreement (i.e., the Closing Date), unless terminated sooner by the Board or Kovitz, or until the New Advisory Agreement is approved by the shareholders of the Fund.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. Kovitz will provide investment management services to the Fund for up to 150 days following the effective date of the Interim Advisory Agreement (i.e., the Closing Date).

If the New Advisory Agreement is not approved by the Fund’s shareholders within that 150-day period, the New Advisor will no longer provide advisory services to the Fund, unless an extension is permitted by a rule or interpretive position of the staff of the SEC.

If the New Advisory Agreement is not approved within the 150-day period, the Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, which may include (without limitation) the recommendation of one or more other advisers, subject to approval by Fund shareholders, or the liquidation of the Fund.

Q. How does the Trust’s Board of Trustees recommend that I vote?

A. The Trust’s Board of Trustees unanimously recommends that you vote FOR the New Advisory Agreement. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposal.”

Q. Do I have to participate in the Shareholder Meeting in order to vote my shares?

A. No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you participate in the Shareholder Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 5:00 p.m., Eastern time, on January 21, 2025.

Q. How can I vote my shares?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the toll free number on the enclosed proxy card;

●	Through the Internet, using the website address on the enclosed proxy card; or

●	By Participating in the Shareholder Meeting.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact us, toll free, at 1-866-688-8775.

Fort Pitt Capital Total Return Fund
A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, Oh 45246

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Fort Pitt Capital Total Return Fund (the “Fund”), a series of Exchange Place Advisors Trust (the “Trust”), will be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on January 22, 2025, at 2 p.m., Eastern time, for the purpose of voting on the following proposal and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC (“Kovitz” or the “New Advisor”).

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR the proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on October 29, 2024, are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The shareholders of the Fund will vote together as a single class on the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Karen Jacoppo-Wood
Secretary

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Shareholder Meeting and vote your shares at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on January 22, 2025. This Proxy Statement is available on the Internet at https://www.fortpittcapitalfunds.com/.

TABLE OF CONTENTS

Proposal -Approval of New Investment Advisory Agreement	3
Board Approval and Recommendation of the Proposal	6
Additional Information	12
Form of New Investment Advisory Agreement	Ex A

Fort Pitt Capital Total Return Fund
A Series of Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

________________________

PROXY STATEMENT

________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of Fort Pitt Capital Total Return Fund (the “Fund”) to be held at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on January 22, 2025, at 2 p.m., Eastern time. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Financial Statements, primarily via the Internet. The notice containing instructions on how to access our proxy materials (the “Proxy Notice”) is first being mailed on or about December 13, 2024 to all Shareholders entitled to vote at the Special Meeting. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Proxy Notice. Proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing, assembling, mailing and distributing this Proxy Statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by Kovitz Investment Group Partners, LLC (“Kovitz” or the “New Advisor”).

The Board has fixed the close of business on October 29, 2024, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 2,134,786.0390 issued and outstanding Shares of the Fund.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports, including financial statements, have previously been provided to shareholders. The Trust will promptly furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual shareholder report and succeeding semi-annual shareholder report. These documents may be obtained by writing to Fort Pitt Capital Total Return Fund, c/o Ultimus Fund Solutions, LLC. 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by

calling toll-free: 1-866-688-8775. The Fund’s annual and semi-annual shareholder reports are also available free of charge, at https://www.fortpittcapitalfunds.com/.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY STATEMENT FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 22, 2025. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT HTTPS://WWW.FORTPITTCAPITALFUNDS.COM/.

A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to participate in the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposal to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to the proposal. The shareholders of the Fund will vote together as a single class on the proposal.

Proposal		Shareholders Solicited
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC	All shareholders of the Fund as of the Record Date

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by participating in and voting at the Shareholder Meeting and voting.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC (“Kovitz” or the “New Advisor”).

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Kovitz. The New Advisory Agreement, which was approved by the Board on October 28, 2024, contains substantially similar terms with respect to the services to be provided by Kovitz and a fee structure that is identical to the fee structure under the investment advisory agreement (the “Prior Fort Pitt Advisory Agreement”) between the Trust, on behalf of the Fund, and Fort Pitt Capital Group, LLC (“Fort Pitt”). As discussed more fully below, approval of the New Advisory Agreement is necessary due to the termination of the Prior Fort Pitt Advisory Agreement in connection with an internal restructuring of Fort Pitt that resulted in the transfer of its assets and liabilities to Kovitz.

Background

On October 3, 2024, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of Fort Pitt, announced an internal restructuring of Fort Pitt (the “Transaction”) that resulted in the transfer of Fort Pitt’s assets and liabilities on November 1, 2024 (the “Closing Date”) to Kovitz, another wholly owned subsidiary of Focus. As part of the Transaction, the Prior Fort Pitt Advisory Agreement between Trust, on behalf of the Fund, and Fort Pitt terminated on the Closing Date.

Kovitz is a full service financial institution with 19 offices across the United States that offers high net worth individuals, institutions and financial professionals asset management and advisory strategies. As of November 1, 2024, Kovitz managed and advised on more than $30 billion in assets.

In connection with the Transaction, Kovitz acquired and assumed all of the assets and liabilities of Fort Pitt. As a result of the Transaction, the portfolio manager and investment team formerly at Fort Pitt are now employees of Kovitz and will continue to provide the same services to the Fund, with access to Kovitz’s additional investment management resources. Kovitz continues to manage the Fund with the same investment objective, investment strategies and policies. The Transaction did not result in any change in investment objective or principal investment strategy for the Fund, nor will it result in any change to the services (including the advisory services) provided to the Fund or to its fees and expenses. The Fund did not bear any of the costs relating to the Transaction.

As previously noted, the Fund’s Prior Fort Pitt Advisory Agreement terminated on the Closing Date concurrently with the Transaction. At a meeting held on October 28, 2024 (the “October Meeting”), the Board, including those Trustees that are not “interested persons”, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), voted to approve, and to recommend that the Fund’s shareholders approve the New Advisory Agreement. The Prior Fort Pitt Advisory Agreement is dated and was last approved by shareholders on July 1, 2024. In anticipation of the closing of the Transaction, the Board approved the New Advisory Agreement for the Fund, subject to approval by the Fund’s shareholders.

Pending shareholder approval of the New Advisory Agreement, at the October Meeting, the Board also approved an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and the New Advisor pursuant to Rule 15a-4 under the 1940 Act. The effective date of the Interim Advisory Agreement was the Closing Date. The Interim Advisory Agreement was not required to be approved by the shareholders of the Fund and allows the New Advisor to manage the Fund for up to 150 days after the effective date of the Interim Advisory Agreement. The Interim Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after the Closing Date, unless sooner terminated by the Board or the New Advisor.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Fort Pitt Advisory Agreement with respect to services to be provided by Kovitz, and the New Advisory Agreement has a fee structure identical to the Prior Fort Pitt Advisory Agreement. The material terms of the New Advisory Agreement and Prior Fort Pitt Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Fort Pitt Advisory Agreement.”

Compensation Paid to the New Advisor

Under the New Advisory Agreement, the New Advisor will be entitled to receive an annual management fee equal to 0.76% of the Fund’s average daily net assets. The management fee is identical to the management fee payable under the Prior Fort Pitt Advisory Agreement. For the six months ended April 30, 2024, the Fund paid Fort Pitt $234,689 in advisory fees pursuant to the Prior Fort Pitt Advisory Agreement.

Information about the New Advisor

Kovitz is a wholly-owned subsidiary of Focus and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The New Advisor ’s principal business address is 71 South Wacker Drive, Suite 1860, Chicago, IL 60606. As of November 1, 2024, Kovitz managed and advised on more than $30 billion in assets.

Summary of the New Advisory Agreement and the Prior Fort Pitt Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, the New Advisor will provide investment advisory services to the Fund under the same fee that the Fund is obligated to pay under the Prior Fort Pitt Advisory Agreement (and under the Interim Advisory Agreement) and under other terms that are substantially similar to the Prior Fort Pitt Advisory Agreement, except as otherwise noted below.

Advisory Services. Both the New Advisory Agreement and Prior Fort Pitt Advisory Agreement state that, subject to the supervision of the Board, the Fund’s advisor thereunder will manage the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and statement of additional information. Both advisory agreements also provide that in performing its duties the advisor thereunder will, among other things: (i) comply with all applicable and relevant 1940 Act and Advisers Act, and all applicable and relevant rules and regulations thereunder, and all other applicable and relevant federal and state laws and regulations, and with any applicable procedures adopted by the Board; (ii) place orders pursuant to its investment determinations for the Fund in accordance with applicable policies and legal requirements; and (iii) provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Management Fees. The New Advisory Agreement and the Prior Fort Pitt Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to the New Advisor.”

Duration and Termination. The New Advisory Agreement, like the Prior Fort Pitt Advisory Agreement, will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and will remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board (including the vote of a majority of the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Fund. Like the Prior Fort Pitt Advisory Agreement, the New Advisory Agreement will continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board (including the vote of a majority of the Independent Trustees) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. Both the New Advisory Agreement and the Prior Fort Pitt Advisory Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. In addition, both the New Advisory Agreement and the Prior Fort Pitt Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act. The New Advisory Agreement may be terminated by the New Advisor, with or without cause, and without payment of any penalty, upon sixty (60) days’ written notice to the Fund. By comparison, the Prior Fort Pitt Advisory Agreement could only be terminated by Fort Pitt, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund..

Limitation on Liability. The New Advisory Agreement contains provisions identical to the Prior Fort Pitt Advisory Agreement related to liability, providing that the advisor thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties.

Interim Advisory Agreement

Because the Shareholder Meeting did not occur before the closing of the Transaction, the Board also approved the Interim Advisory Agreement that took effect upon the closing of the Transaction in order to avoid disruption of the Fund’s investment management program. The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an advisor to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions. The terms of the Interim Advisory Agreement are substantially the same as those of the Prior Fort Pitt Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. Additionally, the fees to be charged under the Interim Advisory Agreement are identical to the fees charged under the Prior Fort Pitt Advisory Agreement (and to be charged under the New Advisory Agreement), however, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

The Interim Advisory Agreement with the New Advisor became effective upon the Closing Date. If the New Advisory Agreement for the Fund is not approved within 150 days of the effective date of the Interim Advisory Agreement (i.e., the Closing Date), the New Advisor will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

The Interim Advisory Agreement will terminate upon approval of the New Advisory Agreement by shareholders.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

At the October Meeting the Board, including the Independent Trustees, considered the approval of the New Advisory Agreement.

In connection with the Board’s consideration the New Advisory Agreement, the Board received written materials in advance of the October Meeting, which included information regarding:

●	The Transaction: information about the structure and material terms and conditions of the Transaction, including the expected impact, if any, on the business conducted by Fort Pitt and Kovitz.

●	Impact of the Transaction: information regarding any changes to personnel and/or other resources of Fort Pitt and Kovitz as a result of the Transaction.

●	Impact of the Transaction on the Fund and its Shareholders: (i) information regarding any potential benefits to the Fund as a result of the Transaction; (ii) a representation that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the New Advisor intends to continue to manage the Fund in a manner consistent with its current investment objective and principal investments strategies; and (iv) the fact that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act, therefore no “unfair burden” will be imposed upon the Fund as a result of the Transaction.

With respect to the New Advisory Agreement, the Board considered: (i) a representation that, after the closing of the Transaction, the Fund would continue to be managed and advised by Fort Pitt’s personnel and the same portfolio manager was expected to continue to manage the Fund; (ii) information regarding the terms of the New Advisory Agreement, including that such terms are substantially similar to those of the Prior Fort Pitt Advisory Agreement; (iii) information confirming that the fee rate payable under the New Advisory Agreement would not increase as a result of the Transaction as compared to the rate under the Prior Fort Pitt Advisory Agreement; (iv) assurances that the Transaction was not expected to cause any diminution with respect to the nature, extent and quality of any of the services formerly provided to the Fund by Fort Pitt as a result of the Transaction; and (v) that no other material changes to management or operations of Fort Pitt or Kovitz were anticipated.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders in connection with the New Advisory Agreement, the Board took into account information furnished at prior meetings of the Board, including at a Board meeting held on March 21-22, 2024 (the “March Meeting”), at which the Board considered and approved the Prior Fort Pitt Advisory Agreement, that was relevant to its consideration of the New Advisory Agreement, including certain performance, advisory fee and other expense information and discussions with the Fund’s portfolio manager, as well as such additional information it deemed relevant and appropriate in its judgment. In connection with its review of the New Advisory Agreement, the Board requested, and Fort Pitt provided, any updates to the foregoing information that was provided by Fort Pitt in connection with the approval of the Prior Fort Pitt Advisory Agreement.

In connection with its consideration of the New Advisory Agreement, the Board requested and reviewed responses from the Fort Pitt and Kovitz (together, the “Advisors”) to a Section 15(c) request as well as other information and data provided, including the New Advisory Agreement, Kovitz’ ADV Part 1A, brochures and brochure supplements; profitability information comparative information about the Fund’s performance for periods ended June 30, 2024; advisory fees and expense ratios; and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by Fort Pitt during the course of the year, to evaluate the New Advisory Agreement, with respect to the Fund.

At the October Meeting, the Board met with representatives of Kovitz and Fort Pitt who made a presentation to, and responded to questions from, the Board with respect to the Transaction and the New Advisory Agreement. The Board reviewed and discussed the Advisors’ Section 15(c) response and discussed various questions and information with representatives of the Advisors at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of the Advisors provided at the October Meeting concerning the New Advisory Agreement. Throughout the process, the Board had numerous opportunities to ask questions of, and request additional materials from, the Advisors. The Board met in executive sessions with independent counsel at which no representatives of management were present to consider the approval of the New Advisory Agreement with respect to the Fund.

The Board also took into account information reviewed by it at the March Meeting that was relevant to its consideration of the New Advisory Agreement, including certain performance, advisory fee and other expense information and discussions with the Fund’s portfolio manager, as well as such additional information it deemed relevant and appropriate in its judgment. The Board noted that the information received and considered by the Board was both written and oral.

In determining whether to approve the New Advisory Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Advisory Agreement with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Advisory Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Advisory Agreement and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Advisory Agreement is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the Fund’s advisory arrangements at the March Meeting and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services proposed to be provided to the Fund by the New Advisor. The Board considered, among other things, the terms of the New Advisory Agreement and the range of services proposed to be performed by the New Advisor. The Board noted that the services to be provided include but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Board also considered the New Advisor’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of the New Advisor, as applicable.

In addition, the Board considered the New Advisor’s professional personnel who will provide services to the Fund, including the New Advisor’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance records and regulatory history of the New Advisor. The Board noted the New Advisor’s support of the Fund’s compliance control structure, including the resources that are to be devoted by the New Advisor in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the New Advisor to address matters such as cybersecurity risks and to invest in business continuity planning. The Board also noted that it received and reviewed information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the New Advisor and procedures reasonably designed to ensure compliance with the federal securities laws.

The Board also considered the nature and extent of significant risks assumed by the New Advisor in connection with the services to be provided to the Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase the New Advisor's cost of operations and introduce legal and administrative challenges with respect to management of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the New Advisor, taken as a whole, are appropriate and consistent with the terms of the New Advisory Agreement. In addition, the Board concluded that the Fund was likely to benefit from services to be provided under the New Advisory Agreement.

Fund Performance. The Board reviewed the performance of the Fund for periods ended June 30, 2024, presented in the Board meeting materials. The Board considered various data and materials provided to the Board by the Advisors concerning Fund performance, including a comparison of the investment performance of the Fund to its benchmark index, as well as comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of the Fund to a universe of peer funds.

The Board received information at the Meeting, including the Advisors’ discussion of the Fund’s performance and took into account factors contributing to, the performance of the Fund relative to its benchmark and universe for the relevant period. The Board also took into account factors including general market conditions; the “style” in which the Fund is managed; issuer-specific information; and fund cash flows. The Board considered that the same portfolio manager would continue to be responsible for the day-to-day management of the Fund’s portfolio.

Based on these considerations, it was the consensus of the Board that it was reasonable to conclude that the New Advisor has the ability to manage the Fund successfully from a performance standpoint.

Advisory Fees and Expenses. The Board reviewed and considered the advisory fee rate of the Fund that is being paid to Fort Pitt and the Fund’s total net expense ratio. The Board considered that the advisory fee for the Fund would not change under the proposed New Advisory Agreement with the New Advisor.

The Board reviewed information contained in the Broadridge Report comparing the Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between the Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Fund’s advisory fees and total expense ratio.

The Board also took into account that Fort Pitt had contractually agreed to limit the annual expense ratio for the Fund to no more than 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also noted that the New Advisor would continue such Expense Cap for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to the New Advisor under the New Advisory Agreement was reasonable.

Profitability. The Board received and considered information concerning Fort Pitt’s costs of managing the Fund and the New Advisor’s estimated profitability with respect to its provision of services to the Fund. Based on its review, the Board determined that the potential profits that the New Advisor may receive from services to be provided to the Fund, if any, were not excessive.

Economies of Scale. The Board considered the potential for the New Advisor to experience economies of scale in the provision of advisory services to the Fund as the Fund grows. The Board also considered that the New Advisor may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account management’s discussion of the Fund’s fee structure. The Board also considered that, if the Fund’s assets increase over time, the Fund may realize other economies of scale.

The Board concluded that the New Advisor’s proposed arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits. The Board received and considered information regarding potential “fall-out” or ancillary benefits that the New Advisor may receive as a result of its relationship with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the New Advisor’s business as a result of its relationship with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the New Advisor are unreasonable.

Conclusion. At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees acting separately, concluded that the approval of the New Advisory Agreement with respect to the Fund was in the best interest of the Fund and its shareholders.

Section 15(f) of the 1940 Act

Fort Pitt and Kovitz intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor advisor), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Fort Pitt has informed the Board that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Fund as a result of the Transaction. In addition, the New Advisor has committed that the Fund will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 75% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the New Advisor for a period of three years after the Transaction.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE
PROPOSAL.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on October 29, 2024 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, there were 2,134,786.0390 shares of the Fund outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

Required Vote and Voting Information. The approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence or representation by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere participation in the Shareholder Meeting will not revoke a proxy, a shareholder participating in the Shareholder Meeting may withdraw his or her proxy by written instrument and vote at the meeting. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. EQ Fund Solutions, the Fund’s proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions. Kovitz will bear all of the costs associated with this proxy statement including the costs of preparing, printing, assembling, distributing and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card, soliciting proxies, and any costs related to adjournments, whether or not the Proposal is approved by shareholders. The Fund will not bear any portion of the costs of the Meeting. The estimated costs for the proxy solicitation and related legal costs are approximately $12,900, all of which will be paid by Kovitz. Proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Advisors, their affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	1,502,020.1280	70.36%
Mid Atlantic Trust Company 1251 Waterfront Pl Ste 510 Pittsburgh, PA 15222	192,460.3130	9.02%

As of the Record Date, the Trustees and Officers, as a group, owned less than 1% of the outstanding Shares of the Fund.

Investment Advisors. Fort Pitt Capital Group, LLC, located at 680 Andersen Drive, Foster Plaza Ten, Suite 350, Pittsburgh, Pennsylvania 15220, served as the Fund’s investment advisor under the Prior Fort Pitt Advisory Agreement until the closing of the Transaction. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of any class of securities of Fort Pitt or any other person directly or indirectly controlling, controlled by, or under common control with Fort Pitt.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Fort Pitt and their current positions with the Trust, if any. Each individual’s address is c/o Fort Pitt Capital Group, LLC, 680 Andersen Drive, Foster Plaza Ten, Suite 350, Pittsburgh, Pennsylvania 15220:

Name	Principal Occupation with Fort Pitt	Position with Trust
Theodore Bovard	Chief Executive Officer	None
Mary Jean Giconi	Chief Compliance Officer	None
J. Todd Douds	Chief Operations Officer	None
Daniel Eye	Chief Investment Officer	None

Fort Pitt was a wholly-owned subsidiary of Focus Financial Partners, Inc.

As discussed above, as a result of the Transaction, Fort Pitt’s assets and liabilities were acquired and assumed by Kovitz (i.e., the New Advisor), another wholly-owned subsidiary of Focus Financial Partners, Inc. The New Advisor ’s principal business address is 71 South Wacker Drive, Suite 1860, Chicago, IL 60606.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Kovitz and their current positions with the Trust, if any. Each individual’s address is c/o Kovitz Investment Partners Group, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606:

Name	Principal Occupation with Fort Pitt	Position with Trust
Mitchell Kovitz	Chief Executive Officer	None
Jeremy Wilson	Chief Compliance Officer & Secretary	None
J. Todd Douds	Chief Operations Officer	None
Carolyn Raden	Chief Financial Officer	None

Administrator and Principal Underwriter. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s administrator, fund accountant and transfer agent. Ultimus Fund Distributors, LLC, serves as the principal underwriter and national distributor for the shares of the Fund. It is expected that these services will continue to be provided after the New Advisory Agreement is approved.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ending October 31, 2024.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports, including financial statements, have previously been made available to shareholders. The Trust will furnish to any shareholder upon request, without charge, a copy of any of the Fund’s most shareholder reports or filings. These documents may be obtained by writing to the Fort Pitt Total Capital Return Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free: 1-866-688-8775.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to Fort Pitt Total Capital Return Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling toll-free at: 1-866-688-8775.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Fort Pitt Total Capital Return Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A
FORM OF INVESTMENT ADVISORY AGREEMENT

with

Kovitz Investment Group Partners, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ], 202[ ], by and between Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time (each, the “Fund”), and the investment adviser of the Fund, Kovitz Investment Group Partners, LLC, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Advisor, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement Any such reimbursement is contingent upon the review, approval and/or ratification of such reimbursement by the Board of Trustees of the Trust. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the

Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL.

(a) The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b) The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b) Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

This Agreement shall become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two (2) years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Advisor), cast in person at a meeting called for the purpose of voting on such approval or, (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Advisor) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

15. RIGHT TO USE NAME

The Advisor warrants that the Fund’s name is not deceptive or misleading and that the Advisor has rights to any distinctive name used by the Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Fund shall be resolved by the Advisor. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor. The Fund may use the name connected with the Advisor or any name derived from or using the name of the Advisor only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Advisor.

It is understood and hereby agreed that the name “Exchange Place Advisors Trust” is the property of the Trust for copyright and all other purposes. The Advisor undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Fund, the Advisor shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Advisor may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Fort Pitt”, “Fort Pitt Capital”, “Kovitz”, “Kovitz Investment Group Partners” or any reasonable derivation of the same, is the property of the Advisor for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Advisor’s name and will further refrain from using the Advisor’s name; provided, however, that the Trust may continue to use the Advisor’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Advisor in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Advisor, with or without cause, and without payment of any penalty, upon sixty (60) days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund to the Fund or its delegate.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

EXCHANGE PLACE ADVISORS TRUST		KOVITZ INVESTMENT GROUP PARTNERS, LLC
on behalf of the series listed on Schedule A

By:	______________________	By:	______________________
Name:	______________________	Name:	______________________
Title:	______________________	Title:	______________________

SCHEDULE A
to the Investment Advisory Agreement

Series or Fund of Exchange Place Advisors Trust	Annual Fee Rate as a Percentage of Average Daily Assets
Fort Pitt Capital Total Return Fund	0.76%

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: confidential	Household ID: 000000

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

PROXY CARD

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative

(800) 706-3274 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope

Fort Pitt Capital Total Return Fund
A Series of Exchange Place Advisors Trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2025

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Ian Martin and Karen Jacoppo-Wood as attorneys-in-fact, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of the above-mentioned fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 22, 2025, 2:00 p.m., Eastern Time at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Shareholder Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 22, 2025. The proxy material for the Meeting is available at: https://vote.proxyonline.com/epat/docs/proxy2025.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (800) 706-3274 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Fort Pitt Capital Total Return Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PROXY CARD

Signature (and title if applicable)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) has been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
1.	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC, (“Kovitz” or the “New Adviser”).	○	○	○

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING